EXTENSION AGREEMENT

This EXTENSION AGREEMENT is made and entered into effective as of the 28th day of February, 2015, by and between Oakridge Global Energy Solutions, Inc., a Colorado corporation (“Oakridge”); Oak Ridge Micro-Energy, Inc., a Nevada corporation and wholly-owned subsidiary of Oakridge (“Oak Ridge”); and Expedia Holdings Limited, a corporation organized under the laws of Hong Kong (“Expedia”).

RECITALS

WHEREAS, on or about February 24, 2014, Oakridge and Expedia entered into a Loan Agreement and a Security Agreement; and

WHEREAS, on or about February 24, 2014, Oak Ridge and Expedia entered into an Intellectual Property Security Agreement; and

WHEREAS, pursuant to the Loan Agreement, the principal and interest on the Loan Agreement was due on June 30, 2014; however, the loan term was subsequently extended to July 31, 2014, then to August 31, 2014, then to October 31, 2014, then to December 31, 2014, and then to February 28, 2015, though accrued interest to June 30, 2014, of $171,658 was paid on September 11, 2014; and

WHEREAS, Oakridge and Expedia desire to further extend the due date of the principal loan amount and remaining accrued interest due under the Loan Agreement to April 30, 2015;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Oakridge and Expedia hereby agree to extend the due date of the loan referenced in the Loan Agreement to April 30, 2015, along with accrued interest, and that such extension shall have no other effect on the Loan Agreement or the liens granted in the Security Agreement or the Intellectual Property Security Agreement, whatsoever.

OAKRIDGE GLOBAL ENERGY SOLUTIONS, INC.

Dated: March 11, 2015

By /s/ Stephen J. Barber

     Stephen J. Barber, Chief Executive Officer

OAK RIDGE MICRO-ENERGY, INC.

Dated: March 11, 2015

By /s/ Stephen J. Barber

     Stephen J. Barber, President

EXPEDIA HOLDINGS LIMITED

Dated: March 11, 2015

By /s/ Jiahe Hong

     Jiahe Hong, Director

     Expedia Holdings Limited